UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2021

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7905 Quivira Road
Lenexa,	KS	66215
(Address of principal executive offices)		(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)

7905 Quivira Lenexa, Kansas 66215
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNK	The Nasdaq Stock Market LLC
Warrants, each exercisable for a half share of Class A Common Stock	TWNKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
On July 7, 2021, Hostess Brands, Inc. (the “Company”) filed a definitive consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”) to obtain the consent of holders of at least 65% of its outstanding publicly-traded warrants (the “Public Warrants”) to approve an amendment (the “Amendment”) to the Warrant Agreement, dated as of August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”). On or about July 9, 2021, the Company mailed the Consent Solicitation Statement to the holders of the Public Warrants.

Through July 23, 2021, the Company received the consent holders of more than 75% of the 52,176,000 outstanding Public Warrants, exceeding the percentage required to approve the Amendment.

The results of the consent solicitation were as follows:

For	Against	Abstain
39,373,807	408,398	250
On July 26, 2021, the Company and the Warrant Agent executed and delivered the Amendment, effective immediately.
The Amendment provides that the exercise price of the Company’s outstanding warrants, including the Public Warrants and the warrants issued in a private placement concurrent with the initial public offering of Gores Holdings, Inc., the special purpose acquisition company with which the Company completed a business combination in November 2016, is payable through a “cashless exercise”, with a premium of $0.25 added to the valuation price of the shares for purposes of calculating the number of shares issuable upon exercise of the warrants.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 is hereby incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The information set forth in Item 1.01 is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibits
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

HOSTESS BRANDS, INC.

Date: July 26, 2021	By:	/s/ Brian T. Purcell
	Name:	Brian T. Purcell
	Title:	Executive Vice President, Chief Financial Officer